                                                                 EXHIBIT 24.1

                                POWER OF ATTORNEY


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, JAMES E. MCCALLUM and STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the registration of interests in the 1997 Stock Option and Incentive Plan for Non-Employee Directors of Morrison Knudsen Corporation and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of April, 1997.

                                        /s/  D. H. Batchelder
                                        ----------------------
                                             D. H. Batchelder

                                POWER OF ATTORNEY


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, JAMES E. MCCALLUM and STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the registration of interests in the 1997 Stock Option and Incentive Plan for Non-Employee Directors of Morrison Knudsen Corporation and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of April, 1997.

                                        /s/  L. R. Judd
                                        ----------------
                                             L. R. Judd

                                POWER OF ATTORNEY


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, JAMES E. MCCALLUM and STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the registration of interests in the 1997 Stock Option and Incentive Plan for Non-Employee Directors of Morrison Knudsen Corporation and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of April, 1997.

                                        /s/   W. C. Langley
                                        --------------------
                                              W. C. Langley

                                POWER OF ATTORNEY


   THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, JAMES E. MCCALLUM and STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the registration of interests in the 1997 Stock Option and Incentive Plan for Non-Employee Directors of Morrison Knudsen Corporation and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of April, 1997.

                                        /s/  R. S. Miller, Jr.
                                        -----------------------
                                             R. S. Miller, Jr.

                                POWER OF ATTORNEY


   THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, JAMES E. MCCALLUM and STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the registration of interests in the 1997 Stock Option and Incentive Plan for Non-Employee Directors of Morrison Knudsen Corporation and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of April, 1997.

                                        /s/  D. Parkinson
                                        ------------------
                                             D. Parkinson

                                POWER OF ATTORNEY


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, JAMES E. MCCALLUM and STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the registration of interests in the 1997 Stock Option and Incentive Plan for Non-Employee Directors of Morrison Knudsen Corporation and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of April, 1997.

                                        /s/  T. W. Payne
                                        -----------------
                                             T. W. Payne

                                POWER OF ATTORNEY


     THE UNDERSIGNED HEREBY APPOINTS ROBERT A. TINSTMAN, JAMES E. MCCALLUM and STEPHEN G. HANKS, and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to execute, for him and on his behalf and in his name, place and stead, and in any and all capacities, any and all Registration Statements of Morrison Knudsen Corporation, a Delaware corporation (the "Company") and any and all amendments thereto (including post-effective amendments) relating to the registration of interests in the 1997 Stock Option and Incentive Plan for Non-Employee Directors of Morrison Knudsen Corporation and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of April, 1997.

                                        /s/  J. D. Roach
                                        ------------------
                                             J. D. Roach